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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive Proxy Statement

     [X] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                St. Paul Bancorp, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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                     IMPORTANT REMINDER TO EMPLOYEE STOCK
                   OWNERSHIP PLAN AND 401-K PLAN PARTICIPANTS

                                                              September 10, 1999

Dear Fellow Employee:

         As a shareholder of St. Paul Bancorp, you recently received your proxy materials concerning our upcoming special meeting to approve St. Paul's merger with Charter One. I wanted to take a minute to encourage you to vote your shares in favor of the transaction.

         In deciding how to cast your vote as a shareholder of St. Paul, I would like to point out that the merger presents us with a unique opportunity to join forces with one of the best-performing banking organizations in the entire country. Charter One has delivered excellent long-term returns to its shareholders in the eleven years it has been publicly traded, and I truly believe that the addition of the St. Paul franchise will make Charter One an even better and more successful institution.

         Your vote is particularly important in light of the 66.7% voting approval requirement. Accordingly, I urge you to sign, date and promptly mail your enclosed proxy at your earliest convenience. If you have previously returned your plan proxy, you may disregard this request. Remember, if you hold additional St. Paul shares in your own name or through a broker, you must return each card you receive to ensure that all of your shares are voted.

         Please join me in voting in favor of this transaction.

         Thank you for your cooperation, continued support and service to St. Paul.

                                                            Sincerely,

                                                            Joe Scully